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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                      THE SECURITIES EXCHANGE ACT OF 1934.

         Date of Report (Date of earliest event reported) April 28, 1998

                             2CONNECT EXPRESS, INC.
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             (Exact name of registrant as specified in its charter)

                                     FLORIDA
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                         (State or other jurisdiction of
                         incorporation or organization)

000-22251                                                    65-0674664
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(Commission                                                  (I.R.S. Employer
file number)                                                 Identification No.)

1700 NW 65th Ave., Suite 4, Plantation, Fl                   33313
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(Address of principal executive offices)                     (Zip Code)


Registrant's telephone number, including area code           (954) 797-7960
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                                 NOT APPLICABLE
                            -------------------------
     (Former name, former address and former fiscal year, if changed since last report)


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Item 5.  OTHER EVENTS

On January 12, 1998, 2Connect Express, Inc. ("the Company") filed a Voluntary Petition for relief under Chapter 11, Title 11 of the United States Bankruptcy Code in the U.S. Bankruptcy Court for the Southern District of Florida. On April 14, 1998, the Company filed a Plan of Reorganization and Disclosure Statement.

Beginning in February, 1998, the Company has filed a Debtor's Monthly Financial Report ("Debtor's Monthly Report") with the Bankruptcy Court for each period as required by the United States Trustee Operating Guidelines and Reporting Requirements. Each Debtor's Monthly Report contains financial reports reflecting the activities of the debtor's business each month. To date, the Company has filed each Debtor's Monthly Report with a Form 8-K ("Form 8-K") under the Securities and Exchange Act of 1934 as amended ("The Exchange Act").

By letter filed on February 12, 1998, the Company requested a "no-action" position from the Division of Corporation Finance of the Securities and Exchange Commission regarding modified Exchange Act reporting by the Company due to its bankruptcy status pursuant to Exchange Act Release No. 34-9660 (June 30, 1972). In a verbal response, the Securities and Exchange Commission rejected this request based on the fact that the Company had not yet filed its first Annual Report on Form 10-K ("Form 10-K").

The Company's Form 10-K for the fiscal year ended January 31, 1998 is required to be filed by May 1, 1998. The Company, however, due to the Chapter 11 proceedings, does not have authorization to use available funds to pay the cost of an audit of its financial statements as required by Form 10-K. Accordingly, the Company will be unable to file its Form 10-K for the fiscal year ended January 31, 1998, in a timely manner. If the Company is able to obtain authorization to use available funds to pay for such audit, it intends to have such audit undertaken and to file its Form 10-K as soon thereafter as practicable. In any event, the Company intends to continue to file on Form 8-K the Debtor's Monthly Reports after each filing with the Bankruptcy Court.




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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                           2CONNECT EXPRESS, INC.
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                                           (Registrant)

Date:  April 28, 1998                      /s/ THOMAS H. HICKS
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                                           Thomas H. Hicks, President and Chief
                                           Executive Officer